DELAWARE VIP TRUST
Macquarie VIP Limited Duration Bond Series

IVY VARIABLE INSURANCE PORTFOLIOS
Macquarie VIP Limited-Term Bond Series

(each, a “Series”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) for each Series dated May 1, 2025, as may be amended

Effective December 1, 2025 (Effective Date), Janaki Rao, Kashif Ishaq, and Mansur Rasul will serve as the portfolio managers for each Series. All references to another portfolio manager are removed from each Series’ Summary Prospectus, Statutory Prospectus, and SAI. Also on the Effective Date, the changes set forth below will take place.
Under the “Series Summary – Who manages the Series?” section of each Series’ Prospectus, the current information is replaced in its entirety with the following:

Who manages the Series?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Series
Janaki Rao	Managing Director, Head of US Multisector	May 2024
Kashif Ishaq	Manager Director, Senior Portfolio Manager	December 2025
Mansur Rasul	Executive Director, Head of Emerging Markets Debt	December 2025

The following replaces the information in the section of the Statutory Prospectus entitled “Who manages the Series – Portfolio managers ” relating to each Series:
Janaki Rao, Kashif Ishaq, and Mansur Rasul have primary responsibility for making day-to-day investment decisions for the Series.
The following replaces the information for Janaki Rao and Kashif Ishaq, respectively, in the section of the Series’ Statutory Prospectus entitled “Who manages the Series – Portfolio managers”:

Janaki Rao
Managing Director, Head of US Multisector
Janaki is Head of the US Multisector Team at Nomura Asset Management International, a role he assumed in May 2024 at Macquarie Asset Management. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He has overall responsibility for US multisector capabilities, including the portfolios, the team, and client and business management.
Prior to Macquarie, Janaki was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios.

Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research.
Janaki earned a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Kashif Ishaq
Managing Director, Senior Portfolio Manager
Kashif is a Senior Portfolio Manager for Fixed Income at Nomura Asset Management International, a role he assumed in September 2020 at Macquarie Asset Management. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Kashif manages corporate bond exposures within fixed income portfolios and oversees corporate credit traders.
He began his career in 2003 as a fixed income Portfolio Analyst with Delaware Investments (which was acquired by Macquarie in 2010) on the Insurance Portfolio Management Team and was later promoted to Investment Grade Trader. Before that, Kashif had participated in Lincoln Financial Group’s Rotational Professional Development Program.
He earned a Bachelor of Science in corporate finance and accounting from Bentley College.
Mansur Rasul
Executive Director, Head of Emerging Markets Debt
Mansur is Head of Emerging Markets Debt at Nomura Asset Management International, a role he assumed in December 2025. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025.
Previously, he was a Senior Portfolio Manager on the Emerging Markets Debt Team at Macquarie Asset Management since July 2016. Prior to his role managing emerging markets credit portfolios, he was responsible for emerging markets trading. Before joining Macquarie in 2012, he worked at ING Financial Markets, where he was responsible for emerging markets credit trading and structuring. Prior to that, he worked for Daiwa Capital Markets America as Director of the firm’s fixed income syndicate, responsible for the placement of all fixed income products to US-based accounts. He also worked with Merrill Lynch as an associate responsible for Asian credit trading and worked at Delaware Investments as an Analyst.
Mansur earned a Bachelor of Science in economics with a minor in political science from Northwestern University.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2025.